Receivables from Customers, Broker-Dealers and Clearing Organizations, Net - Schedule of Receivables from Customers, Broker-Dealers and Clearing Organizations, Net (Details) - Receivables from Customers, Broker-dealers and Clearing Organizations [Member] - USD ($)
$ in Thousands
	Mar. 31, 2026	Mar. 31, 2025
Receivables from:
Customers	$ 12,525	$ 693
Brokers-dealers and clearing organizations	727	19
Sub-total	13,252	712
Less: allowance for credit losses	(942)	(501)
Total	$ 12,310	$ 211